Murphy USA Inc. 1 Murphy USA Investor Deck Raymond James Institutional Investor Conference March 2026

Murphy USA Inc. 2 Cautionary statement This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, our ability to realize projected synergies from the acquisition of QuickChek and successfully expand our food and beverage offerings, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on our latest form 10-Q and 10-K. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA, Inc. for the years ended December 31, 2025, 2024, 2023, 2022, 2021, 2020, and 2019. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. If this presentation contains non-GAAP financial measures, we have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Christian Pikul, CFA Vice President of Investor Relations and FP&A Christian.pikul@murphyusa.com

Murphy USA Inc. 3 Advantaged in a Large Market with Endless Trip Missions Source: 2026 NACS/NIQ TDLinx Convenience Industry Store Count; PDI Technologies: 2025 Pulse of Convenience Industry Facts Large Market • 152K Convenience Stores in the U.S. • 160 Million Transactions per Day • 35% of all Brick-and-Mortar Retail Sales Long Tail • Industry remains highly fragmented and difficult to consolidate • 63% of c-stores are independent smaller operators Loyal Consumers • 67% of US Shoppers visit a c-store at least once a week (38% visit 2 or more per week) • 43% of Americans live within 1 mile of a c-store U.S. Convenience Store Count as of December 31, 2025

Murphy USA Inc. 4 We are Murphy USA 1,800+ Locations Nearly 2.0M Customers per Day 27 States Repeatable High-Return Organic Growth Model Durable EDLP / EDLC Economics Value Proposition for Long- Term investors • Store base is transforming • New Stores are performing • We are accelerating our new store program • Merch growth is fueled by expanding assortment and NTIs • Technology investments are driving productivity improvements • Fuel performance is resilient in the current environment • Our growth profile is ramping, which will jumpstart EBITDA • We are improving store performance and productivity • Share repurchase remains a driver of value creation

Murphy USA Inc. 5 Resilient and Proven Strategic Framework The Strategies that have served us well since 2013 will continue to do so in the future Strategy 1: Grow Organically Strategy 2: Diversify Merchandise Mix Strategy 3: Sustain Cost Leadership Position Strategy 4: Create Advantage from Market Volatility Strategy 5: Invest for the Long Term • Organic growth remains our primary driver of value creation • New stores are delivering strong performance • We are continuing to accelerate our new store program • Optimize promotional opportunities across the store • Capture market share in fast growing nicotine segments • Enhance food and beverage opportunity • New and bigger stores are driving higher operating expense • Invest in the store; Simplify the store • Scale G&A as network grows • Compete to win in our growing markets • Leverage our supply function • Invest in markets with long-term growth potential • Invest free cash flow to enhance long-term shareholder returns • Invest in people, technology, capabilities

Murphy USA Inc. 6 Building High-Performing New Stores Source: MUSA Data Warehouse; Store OpEx excludes Rent and Payment Fees Newest build classes continue to be accretive to chain comparisons Murphy USA NTI Performance 2021-23 MUSA Only Build Classes, 2025 APSM $41K $45K Merchandise Contribution $36K $38K Store OpEx $48K $54K Adjusted EBITDA $66K $76K Fuel Contribution Chain Average 2021-2023 (74 New Stores) 2025 ROIC by MUSA Build Class Unlevered/After-Tax ROIC 2021 2022 2023 2024 16% 15% 12% 7% Driving returns above business case expectations “Fully Ramped” Year 3 of Ramp Year 2 of Ramp Fuel Volume by MUSA Build Class 000s, APSM, 6-month moving average Year 1 of Ramp NTIs ramp to above network performance 2021 2022 2023 2024 2025 2026 100K 200K 300K 400K Fu el V ol um e (0 00 s) 2021 Class 2022 Class 2023 Class 2024 Class Same Store FYE25

Murphy USA Inc. 7 New Formats Expanding Network Impact (1) Kiosk square footage includes walk-up super-cooler and outdoor selling space; Assumes 50 NTIs/year and 30 Raze and Rebuilds Source: MUSA Data Warehouse; 18% 51% 31% 2020 7% 32% 29% 32% 2025 4% 30% 22% 44% 2030E 1.2M 2.5M 3.4M +111% +34% Kiosk(1) MUSA 1400 QuickChek MUSA 2800 Store Count: 1,800 ~2,050 Murphy USA Square Footage Shift 5-Year Comparisons by Store Format 1,505

Murphy USA Inc. 8 Cost-Neutral Refresh Elevates Customer Experience Modern Branding – Same EDLP Offer Refreshed Store Design Opening 2H 2026 Bright and attractive new color scheme Cleaner, modern look inside and outside the store Enhanced internal and external lighting and signage

Merchandise Mix Evolving with Demand

Strengthen Leadership in Nicotine Categories

- Investment focused on Nicotine as a core traffic-driving category
- Industry-leading share of combustible products in our markets
- Uniquely positioned to grow alternative nicotine market share



Murphy USA Nicotine SOM
2019 vs 2025 Quarterly Average
2019
2025
+25%
16%
20%
9%
Cigarette Share of Market
Nicotine Pouch Share of Market

Complement Nicotine Growth with New Stores

- Driving mix shift to non-nicotine through new stores
- Meeting customers' expectations: Price, Value, Quality, Experience
- Re-focusing on core QC Food & Beverage offer



2025 SS Merch Margin by Category by Format
$K APSM, Full Year 2025
F&B
Non-Nicotine
Nicotine
$27.5K
$38.0K
$47.0K
$131.3K
73%
56%
36%
14%
Kiosk
Small (1,400s)
Large (2,800)
QC (4,500+)

Maximize Promotional Value & Customer Engagement

- Leverage best-in-class loyalty platforms to provide value for our customers
- Utilize promotional engine to bring the right offer to the right customer
- Increase share of wallet from existing customers while attracting new customers

Saved our customers over $500M in 2025!

Source: MUSA Data Warehouse; MUSA Cigarette SOM data built off markets in which MUSA operates

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Murphy USA Inc. 10 OpEx Growth Driven by New and Bigger Stores 2024 2.2% Same Store 3.6% New & Bigger Stores 2025 $721M $763M +5.8% 2025 Total Store Operating Expense Growth APSM OpEx 2024 2025 Change $35.0K $36.1K 3.1% Source: MUSA Data Warehouse; Total Store Operating Expense includes all store expenses except for payment fees, allocated G&A, and rent

Murphy USA Inc. 11 Balancing Efficiency and Effectiveness Driving Incremental Efficiencies through Technology Investments Simplify Store Operations • Driving accountability in achieving impactful goals • Store Labor Model Refresh • Shrink Task Force Invest in Store Maintenance • Proactive lifecycle management • Expanding Self-Maintenance Abilities • Focus on revenue generating assets Home Office Cost Leadership • Home Office Restructuring • Scaling G&A with store growth • Relentless low-cost focus

Murphy USA Inc. 12 Fuel Performance Strong Despite Low Volatility and Prices Source: EIA – Weekly US Gulf Coast Conventional Gasoline Regular Spot Price; Gallon Source: MUSA Data Warehouse; Federal Highway Administration Motor Fuel Sales; OPIS Data comparison includes only states where available; Differential to market based on average market pricing within 20 miles of MUSA stores 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2019 2020 2021 2022 2023 2024 2025 2026 Gulf Coast Conventional Gasoline Spot Price Price per Gallon by Week since January 2019 Grew Volume +28M gallons in 2025 Despite the environment, we still… Held Margins Flat Retail CPG YoY (while investing in price) Optimized Profits Fuel initiatives This is what a “low-volatility” environment looks like

Low Fuel Prices Reduce Price-Seeking Behavior

Relative Impact of Price Changes

Price Point Elasticity Model: MUSA APSM Volume Change relative to Current Levels, 2015-2025



Fuel Volume Change
Under $2.00
$2.00 to $2.20
$2.20 to $2.40
$2.40 to $2.60
$2.60 to $2.80
$2.80 to $3.00
$3.00 to $3.20
$3.20 to $3.40
Over $3.40
Average Retail

How Fuel Prices Shape Consumer Decisions

- Price is a top priority, but convenience often wins
- Many consumers prioritize lower prices, but most choose a nearby or convenient station in a lower price environment
- There is a clear relationship between the importance of retail price, and the number of outlets customers visit
- When retail prices decline the number of outlets a customer visits increases; indicating a shift towards convenience
- MDR data shows a similar dynamic; new member signups increase when price increases and then taper off slowly as prices soften

Source: MUSA Data Warehouse; Murphy Drive Rewards; GasBuddy

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Murphy USA Inc. 14 Competitors Increasing Their Presence Relevant Competitive Entry in MUSA States Year over Year Store Count Change of Major Convenience Stores(1) (1) Major Convenience Stores includes # of Chain Stores opening within 3 Miles of a Murphy USA, 2025 vs. 2024 Source: OPIS Data Competitive Intrusion: ~600 Stores opened within 3 Miles since 2020 20-5

Murphy USA Inc. 15 Predictable Patterns in Market Evolution Emerging Phase • Market expands with new capacity and customer options • Competition intensifies, driven by aggressive price-based share battles • Margins compress as fuel competition and customer switching accelerate Stabilizing Phase • Volumes normalize as post-entry disruption settles • Competitive intensity eases, with more disciplined pricing • Margins recover toward sustainable breakeven levels Maturing Phase • Volumes steady with predictable customer patterns • Margins stabilize under established competitive norms • New entry has limited impact, mostly localized Markets in Motion The Ebbs and Flows of Markets: Tracking market evolution over time

Murphy USA Inc. 16 Emerging Phase Stabilizing Phase Maturing Phase Markets in Motion The Impact of Markets Evolution by Phase -20% 0% 20% 40% 60% 80% 100% 120% 140% -1 0 1 2 3 4 5 6 # of Years Since Competitive Intrusion % C ha ng e vs . Ye ar P rio r t o C om pe tit iv e En tr y MUSA Fuel Volume MUSA Fuel Contribution C-Store Foot Traffic Market Evolution Amplifies Scale-Driven Value Source: MUSA Financial Book; Murphy USA Store Performance in Select Texas Market; Placer.ai

Murphy USA Inc. 17 Supply Assets Support a High-Volume Operating Model Ratability Low Cost Su st ai na bi lit y Proprietary Positions & Contracts Diesel Price Signs Pipeline Positions Network Optimization Wholesale Capabilities Logistics Capabilities Terminals (Owned & 3rd Party)

Murphy USA Inc. 18 Growth and Returns Create Shareholder Value Since Spin $423 $723 $828 $1,191 $1,059 $1,007 $1,019 2019 2020 2021 2022 2023 2024 2025 Adjusted EBITDA By Year, In Millions Shares Outstanding By Year, In Millions 46.8 30.5 27.2 24.9 21.7 20.8 20.0 18.8 2013 Spin 2019 2020 2021 2022 2023 2024 2025 -60% Source: MUSA Financial Book

Murphy USA Inc. 19 Build, Optimize and Innovate to Drive Future Value Base Growth Drivers Grow Organically Diversify Merch Mix Sustain Cost Leadership Position Create Advantage from Market Volatility Invest for the Long Term Targeting 2.5-3.5% new stores per year 3.5% annual per Store OpEx growth Continually investing in our new and existing store networks 2026 $1.03 2027 $1.06 2028 $1.09 2029 $1.12 2030 $1.00 $1.08 $1.15 $1.23 $1.00 $1.29+7% Base (SS+NTIs) Upside MUSA EBITDA Contribution $ in Billions Base All-in CPG 30.5 30.8 31.2 31.5 31.9 ~4% annual margin growth 2-3% annual G&A growth Total Volumes up ~3% annually Modest CPG improvement over time; PS&W flat at 2.4 cpg Investing free cash flow to enhance long-term shareholder returns Upside All-in CPG 30.5 31.5 32.6 33.6 34.3 +3%

Murphy USA Inc. 20 Our ABC’s Drive Our Core Strategies The Strategies that have served us well since 2013 will continue to do so in the future Strategy 1: Grow Organically Strategy 2: Diversify Merchandise Mix Strategy 3: Sustain Cost Leadership Position Strategy 4: Create Advantage from Market Volatility Strategy 5: Invest for the Long Term The ABC’s of Our Success:

Murphy USA Inc. 21 Appendix

Murphy USA Inc. 22 2026 Guidance 22 Guidance Metrics 2025 Updated Guidance Range 2025 Actual Results 2026 Guidance Range Organic Growth New Stores 45 or more 51 45 to 55 Raze and Rebuilds 23 to 24 23 Up to 30 Fuel Contribution Retail fuel volume per store (K gallons APSM) 235 to 237 236 233 to 237 New: Retail fuel volume per store (SS YoY%) - (2.6)% (3.0)% to (1.0)% Store Profitability Merchandise contribution ($ Millions) $870 to $875 $869 $890 to $900 Retail station OpEx excluding credit cards and rent expense ($K, APSM) $36.2 to $36.6 $36.1 $37.0 to $38.0 Corporate Costs SG&A ($ Millions per year) $230 to $240 $232 $240 to $250 Effective Tax Rate 23.5% to 24.5% 22.8% 23% to 25% Capital Allocation Capital expenditures ($ Millions) $450 to $500 $432 $475 to $525

Non-GAAP Adjusted EBITDA Reconciliation

Full-Year 2019 to 2025 – GAAP to non-GAAP Reconciliation

(Millions of dollars)	Year Ended December 31, 2019	2020	2021	2022	2023	2024	2025
Net Income	$ 154.8	$ 386.1	$ 396.9	$ 672.9	$ 556.8	$ 502.5	$ 470.6
Income taxes	47.6	123.0	125.0	210.9	177.6	149.1	138.6
Interest expense, net of interest income	51.7	50.2	82.3	82.3	91.6	90.7	110.7
Depreciation and amortization	152.2	161.0	212.6	220.4	228.7	248.0	276.8
EBITDA	$ 406.3	$ 720.3	$ 816.8	$ 1,186.5	$ 1,054.7	$ 990.3	$ 996.7
Net settlement proceeds	(0.1)	-	-	-	-	-	-
Impairment of properties	-	-	-	-	-	8.2	5.3
Restructuring Expense							12.6
Accretion of asset retirement obligations	2.1	2.3	2.5	2.7	3.0	3.2	3.4
(Gain) loss on sale of assets	(0.1)	(1.3)	(1.5)	(2.1)	0.8	4.5	2.8
Loss on early debt extinguishment	14.8	-	-	-	-	-	-
Acquisition Related Costs	-	1.7	10.4	1.5	-	-	-
Other nonoperating (income) expense	(0.4)	(0.3)	(0.2)	2.3	-	0.6	(1.4)
Adjusted EBITDA	$ 422.6	$ 722.7	$ 828.0	$ 1,190.9	$ 1,058.5	$ 1,006.8	$ 1,019.4

EBITDA figures used on slide 18 of this presentation

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Murphy USA Inc. 24 Non-GAAP Adjusted EBITDA Reconciliation Full-Year 2026 to 2030 – GAAP to non-GAAP Reconciliation Base (SS + NTI) Only EBITDA figures used on slide 19 of this presentation 2026 2027 2028 2029 2030 (Billions of dollars) Net Income $0.44 $0.46 $0.47 $0.48 $0.49 Income taxes 0.15 0.15 0.16 0.16 0.17 Interest expense, net of interest income 0.12 0.12 0.12 0.12 0.12 Depreciation and amortization 0.30 0.31 0.32 0.33 0.35 Other operating and nonoperating, net 0.00 0.00 0.00 0.00 0.00 Adjusted EBITDA $1.00 $1.03 $1.06 $1.09 $1.12